UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 13, 2017
Date of Report (Date of earliest event reported)

CIBER, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-13103	38-2046833
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

6312 South Fiddler’s Green Circle, Suite 600E
Greenwood Village, Colorado, 80111
(Address of principal executive offices) (Zip code)

(303) 220-0100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As disclosed in a Form 8-K furnished on January 3, 2017, on December 31, 2016, Ciber, Inc. (the “Company”) issued a press release announcing its entry into Amendment No. 9 (the “Amendment”), effective December 31, 2016, with Wells Fargo Bank NA, (“Wells Fargo”), the lender under the Company’s Asset Based Lending Facility. This is to announce that the Company has satisfied the requirement stated in the Amendment that the Company must receive a letter of intent by January 15, 2017, regarding potential refinancing, refinancing, or any merger, acquisition, joint venture, divestiture, or other disposition of some or all of the assets of the Company with aggregate proceeds of at least $25 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciber, Inc.

Date: January 13, 2017	By:	/s/ Christian Mezger
Christian Mezger
Chief Financial Officer